UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2024

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas, U.S.A . 77056 (address)

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2024 Annual General Meeting of Shareholders (the “Annual Meeting”) of Schlumberger Limited (Schlumberger N.V.), a Curaçao corporation (“SLB”), was held on April 3, 2024. All director nominees were elected and all other proposals passed at the Annual Meeting. The results are summarized below, with detailed voting results following.

At the Annual Meeting, the shareholders of SLB:

•	Item 1—elected all eleven director nominees;

•	Item 2—approved, on an advisory basis, SLB’s executive compensation, with approximately 97.3% of the votes cast voting for this proposal;

•

Item 3—approved SLB’s consolidated balance sheet at December 31, 2023, its consolidated statement of income for the year ended December 31, 2023, and the declarations of dividends by SLB’s Board of Directors in 2023 as reflected in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, with approximately 99.9% of the votes cast voting for this proposal; and

•	Item 4—ratified the appointment of PricewaterhouseCoopers LLP as the independent auditors of SLB for 2024, with approximately 93.0% of the votes cast voting for this proposal.

The proposals are described in detail in SLB’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on February 22, 2024 (the “Definitive Proxy Statement”).

Item 1—Election of Directors

All director nominees were elected at the Annual Meeting.

	For	Against	Abstain	Broker Non-votes
Peter Coleman	1,014,817,161	62,138,559	709,305	126,183,880
Patrick de La Chevardière	1,062,570,978	14,357,327	736,720	126,183,880
Miguel Galuccio	1,012,577,734	64,304,411	782,880	126,183,880
Jim Hackett	1,007,387,133	69,048,667	1,229,225	126,183,880
Olivier Le Peuch	1,074,052,731	3,001,536	610,758	126,183,880
Samuel Leupold	1,073,991,735	2,896,566	776,724	126,183,880
Tatiana Mitrova	1,073,347,200	3,124,551	1,193,274	126,183,880
Maria Moræus Hanssen	1,033,092,370	43,846,145	726,510	126,183,880
Vanitha Narayanan	947,786,313	128,393,804	1,484,908	126,183,880
Jeff Sheets	1,061,561,712	15,234,354	868,959	126,183,880
Ulrich Spiesshofer	1,073,718,739	3,210,409	735,877	126,183,880

Item 2—Advisory Approval of Executive Compensation

The advisory resolution to approve SLB’s executive compensation, as described in the Definitive Proxy Statement, was approved with approximately 97.3% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,042,753,005	28,606,338	6,305,682	126,183,880

Item 3—Financial Statements and Dividends

The proposal to approve SLB’s consolidated balance sheet at December 31, 2023, its consolidated statement of income for the year ended December 31, 2023, and the declarations of dividends by SLB’s Board of Directors in 2023 as reflected in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as described in the Definitive Proxy Statement, was approved with approximately 99.9% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,073,792,269	433,161	3,439,595	126,183,880

Item 4—Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of SLB for 2024, as described in the Definitive Proxy Statement, was approved with approximately 93.0% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,118,542,634	83,939,218	1,367,053	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

/s/ Dianne B. Ralston
Dianne B. Ralston
Chief Legal Officer and Secretary

Date: April 3, 2024